                                                               Exhibit 10.16.1


                       FIRST AMENDMENT TO CREDIT AGREEMENT


            THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this "AMENDMENT") made and entered into as of August 26, 1999 (the "EFFECTIVE DATE"), by and among PSYCH SYSTEMS HOLDINGS, INC., a Delaware corporation (the "COMPANY"), AMERICAN PSYCH SYSTEMS HOLDINGS, INC., a Delaware corporation (the "HOLDING COMPANY"), the Lenders signatory hereto (the "LENDERS"), and BANC OF AMERICA COMMERCIAL FINANCE CORPORATION, formerly known as NationsCredit Commercial Corporation, as Agent for the Lenders (the "AGENT").

                              W I T N E S S E T H:

      WHEREAS, the Company, the Holding Company, the Lenders and the Agent are parties to that certain Credit Agreement, dated as of December 23, 1998 (the "CREDIT AGREEMENT"; capitalized terms used herein and not otherwise defined herein shall have the meanings given such terms in the Credit Agreement as amended by this Amendment), whereby the Lenders have agreed to make certain loans to the Company, subject to the terms, covenants and conditions contained in the Credit Agreement; and

      WHEREAS, the Company has requested that the Agent and the Lenders amend the Credit Agreement in order to modify certain terms of the Credit Agreement as set forth in this Amendment, and the Agent and the Lenders are willing to agree to such modifications subject to the terms and conditions of this Amendment.

            NOW THEREFORE, in consideration of the premises and mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

      1. AMENDMENT TO CREDIT AGREEMENT.

      (a) Subject to the terms and conditions of this Amendment, Section 1.01 of the Credit Agreement is amended by adding thereto the following new definitions:

            "FEDERAL FUNDS RATE" means, for any period, a fluctuating interest rate per annum equal for each day during such period to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Agent from three Federal funds brokers of recognized standing selected by it.

            "LC ISSUER" means Banc of America Commercial Finance Corporation.

            "LETTER OF CREDIT" means a standby letter of credit issued for the account of the Company by the LC Issuer pursuant to Section 3.10 hereof.

            "LETTER OF CREDIT OBLIGATIONS" means at any date of determination thereof, the sum, without duplication, of (i) the amount available for drawing under all Letters of Credit then outstanding (without regard to whether any conditions to drawing thereunder can then be met) plus (ii) the aggregate unpaid amount of all Letter of Credit Reimbursement Obligations in respect of previous drawings made under any Letters of Credit.

            "LETTER OF CREDIT LIMIT" means $1,000,000.

            "LETTER OF CREDIT REIMBURSEMENT OBLIGATIONS" means, at any date, the obligations of the Company then outstanding to reimburse the LC Issuer for payments made by the LC Issuer under the Letter of Credit.

            "LETTER OF CREDIT REQUEST" has the meaning specified in Section 3.10(a)(iii).

            "PROPORTIONATE SHARE" means, with respect to any Lender, its Revolving Credit Commitment divided by the sum of the Revolving Credit Commitments of all of the Lenders.

      (b) Subject to the terms and conditions of this Amendment, the definition of Lender in Section 1.01 of the Credit Agreement is amended to read as follows:

            "LENDER" shall mean Banc of America Commercial Finance Corporation, formerly known as NationsCredit Commercial Corporation, and each other Person that becomes a holder of a Note or a Letter of Credit Obligation pursuant to
Section 11.06, and their respective successors, and "Lenders" means all of the foregoing.

      (c) Subject to the terms and conditions of this Amendment, the definition of Obligations in Section 1.01 of the Credit Agreement is amended to read as follows:

            "OBLIGATIONS" means all Loans, Letter of Credit Obligations, fees, indebtedness, liabilities, obligations, covenants and duties of the Company to the Lenders and/or the Agent of every kind, nature and description, direct or indirect, absolute or contingent, due or not due, in contract or tort, liquidated or unliquidated, arising under this Agreement, or under the other Financing Documents, by operation of law or otherwise in connection with the transactions contemplated hereby, now existing or hereafter arising, and whether or not for the payment of money or the performance or non-performance of any act, including, but not limited to, all damages that the Company may owe to the Agent and/or the Lenders by reason of any breach by the Company of any representation, warranty, covenant, agreement or other provision of this Agreement or any of the other Financing Documents.

      (d) Subject to the terms and conditions of this Amendment, Section 3.01(b)(C) of the Credit Agreement is amended to read as follows:

            (C) the Revolving Credit Commitment then in effect, less the sum of (i) the aggregate outstanding principal amount of Acquisition Loans PLUS (ii) the aggregate amount of Letter of Credit Obligations.

      (e) Subject to the terms and conditions of this Amendment, Section 3.01(c) of the Credit Agreement is amended to read as follows:

            (c) Acquisition Loans shall be available for the purpose of financing Acquisitions by the Company that are approved by the Agent and the Required Lenders in their sole, good faith discretion, in such amounts and upon such terms and conditions as the Required Lenders shall approve, and in an aggregate principal amount not to exceed at any time outstanding in the exercise of such discretion (the "ACQUISITION AVAILABILITY") the Revolving Credit Commitment then in effect, less the sum of (i) the aggregate outstanding principal amount of Working Capital Loans, plus (ii) the aggregate amount of Letter of Credit Obligations; PROVIDED that no Acquisition Loan will be permitted if the -------- amount of such Acquisition Loan when added to the outstanding Debt of the Company and which sum is used in calculating the Holding Company's Leverage Ratio on a pro forma basis as of the proposed date of such borrowing after giving effect to the proposed Acquisition, would cause the Leverage Ratio of the Holding Company to exceed the maximum Leverage Ratio in effect at such time under Section 7.16, unless the Company can demonstrate that the Leverage Ratio calculated on a pro forma basis as of the proposed date of such borrowing after giving effect to the Acquisition and any adjustments to the EBITDA of the Target permitted by the Required Lenders in their sole good faith discretion, does not exceed 3.00 to 1.00.

      (f) Subject to the terms and conditions of this Amendment, Section 3.05(a) of the Credit Agreement is amended to read as follows:

                  SECTION 3.05. MANDATORY REPAYMENTS AND PREPAYMENTS. (a) The
            Revolving Credit Commitment of each Lender shall terminate at the opening of business on December 15, 2003 (such date and such earlier date on which the Revolving Credit Commitments shall terminate pursuant to Section 3.08, Section 8.01 or otherwise, the "COMMITMENT TERMINATION DATE"), and there shall become due and the Company shall pay on the Commitment Termination Date, the entire outstanding principal amount of each Revolving Credit Loan and of each Letter of Credit Obligation, together with accrued and unpaid interest thereon to but excluding the Commitment Termination Date.

      (g) Subject to the terms and conditions of this Amendment, the third sentence of Section 3.08(b) of the Credit Agreement is amended to read as follows:

            Upon any such reduction, the Company shall simultaneously prepay any outstanding Revolving Credit Loans to the extent necessary so that the aggregate outstanding principal amount of the Revolving Credit Loans plus the aggregate amount of the Letter of Credit Obligations does not exceed the amount of the Revolving Credit Commitment after giving effect to any partial reduction thereof.

      (h) Subject to the terms and conditions of this Amendment, Article III of the Credit Agreement is amended by adding the following new Section 3.10 thereto:

            SECTION 3.10.  LETTERS OF CREDIT.

                  (a) ISSUANCE OF LETTERS OF CREDIT. (i) Subject to the terms and conditions hereof and such additional terms and conditions as the LC Issuer may require, the LC Issuer agrees to issue upon the Company's written request therefor from time to time up to but not including the Commitment Termination Date, Letters of Credit for the account of the Company; provided that the aggregate amount of the Letter of Credit Obligations shall not at any time exceed the lesser of (x) the Letter of Credit Limit, and (y) the Revolving Credit Commitment, less the sum of (1) the aggregate outstanding principal amount of Working Capital Loans PLUS
      (2) the aggregate outstanding principal amount of Acquisition Loans.

                  (ii) Each Letter of Credit shall (x) have an expiration date not later than the Commitment Termination Date unless otherwise agreed to by the Lenders and the LC Issuer in their sole discretion, and (y) be substantially in the form of EXHIBIT N hereto and otherwise in form and substance satisfactory to the Agent and the LC Issuer in all respects.

                  (iii) The Company shall deliver to the Agent and the LC Issuer prior to noon (New York City time) at least 3 Business Days before the requested date of issuance of a Letter of Credit, a written request for the issuance of such Letter of Credit (a "LETTER OF CREDIT REQUEST"), together with all of the documents, materials and evidences required to be delivered to the Agent pursuant to Section
             4.03 prior to the issuance of such Letter of Credit. Such request shall set forth: (v) the beneficiary of the Letter of Credit, (w) the stated amount thereof, (x) the requested issue date, (y) the requested expiration date and (z) the drawing conditions applicable thereto. On the requested date of issuance of such Letter of Credit the Company shall deliver to the Agent such documents, evidences and opinions as shall be required by Section 4.03.

                  (b) REIMBURSEMENT OBLIGATIONS OF THE COMPANY. The Company agrees, as a separate obligation, independent from any other obligation it may have hereunder, to reimburse the LC Issuer for any drawing under any Letter of Credit for the full amount of such drawing on the date of such drawing, in like currency, without presentment, demand, protest or other formalities of any kind. All amounts paid by the LC Issuer under any Letter of Credit not reimbursed by the Company as provided herein shall bear interest, payable on demand, for each day until the Company reimburses the LC Issuer therefor, at a rate per annum equal to the rate of interest then payable under the Revolving Credit Note PLUS 2.00 percent (2.00%).

                  (c) REIMBURSEMENT AND OTHER PAYMENTS BY THE COMPANY. The obligations of the Company to reimburse the LC Issuer shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement, under all circumstances whatsoever, including without limitation the following circumstances:

                  (i) any lack of validity or enforceability of any Letter of
            Credit or any related document;

                  (ii) any amendment or waiver of or any consent to departure from any Letter of Credit or any related document;

                  (iii) the existence of any claim, set-off, defense or other right which the Company may have at any time against the beneficiary of any Letter of Credit (or any Person or entity for whom such beneficiary may be acting), the Agent, the LC Issuer, any Lender or any other Person or entity, whether in connection with this Agreement, any other Financing Document or any unrelated transaction, provided that nothing herein shall prevent the assertion of any such claim by separate suit or compulsory counterclaim;

                  (iv) any statement or any other document presented under any
            Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect whatsoever;

                  (v) payment by the LC Issuer under any Letter of Credit
            against presentation of a draft or document which does not comply with the terms of such Letter of Credit unless such failure to comply is manifestly obvious on the face of the Letter of Credit;

                  (vi)  any affiliation  between the LC Issuer and any Lender;
            or

                  (vii) to the extent permitted under applicable law, any other circumstance or happening whatsoever, whether or not similar to any of the foregoing.

                  (d) CASH COLLATERALIZATION OF LETTER OF CREDIT Liabilities. Upon any optional payment in full of the Loans and termination of this Agreement pursuant to and in accordance with the terms of Section 3.08, and upon the occurrence and during the continuance of any Event of Default, the Company on demand of the Agent shall deposit into an account established pursuant to lockbox arrangements satisfactory to the Agent in its sole discretion, an amount of cash or cash equivalents equal to all Letter of Credit Obligations then outstanding.

                  (e) PURCHASE OF PARTICIPATION BY LENDERS. Upon the issuance of each Letter of Credit, each Lender shall be deemed to have irrevocably and unconditionally purchased and received without recourse or warranty, an undivided interest and participation in such Letter of Credit (including, without limitation, all Letter of Credit Obligations and all obligations of the Company and the Subsidiaries thereof with respect thereto except those expressly stated to be payable to the LC Issuer hereunder or under the other Financing Documents) and any documents or security therefor or guaranty pertaining thereto, equal to such Lender's Proportionate Share of such Letter of Credit.

                  (f) NOTICE TO LENDERS. Promptly upon receipt by the LC Issuer of any draft upon, or other notice of drawing under, any Letter of Credit, the LC Issuer shall give the Company, the Agent and each Lender written or telephonic notice of the amount of such draft or notice of drawing and of the date upon which the LC Issuer proposes to honor such draft.

                  (g) PAYMENTS BY LENDERS. Each Lender hereby agrees that it shall pay to the LC Issuer prior to 2:00 p.m. (New York City time) on the date the LC Issuer honors each drawing under a Letter of Credit such Lender's Proportionate Share of such Letter of Credit drawing; provided, that, if the Company should pay in full or in part any Letter of Credit drawing on the date thereof, the obligation of each Lender to pay to the LC Issuer pursuant to this Section its Proportionate Share of such drawing shall be reduced by an amount equal to such Lender's Proportionate Share of such payment. Amounts paid in excess of the net amount so owed shall promptly be refunded by the LC Issuer to such Lender.

                  (h) FAILURE TO PAY BY LENDERS. If any Lender shall fail to pay the amount of its participation in a Letter of Credit drawing on the date such amount is due in accordance with subsection (g) above, the LC Issuer shall be deemed to have advanced funds on behalf of such Lender. Each such advance shall be secured by such Lender's participation interest, and the LC Issuer shall be subrogated to such Lender's rights hereunder in respect thereof. Such advance may be repaid by application to such advance of any payment that such Lender is otherwise entitled to receive under this Agreement. Any amount not paid by such Lender to the LC Issuer hereunder shall bear interest for each day from the day such payment was due until such payment shall be paid in full at a rate per annum equal to the Federal Funds Rate.

                  (i) REIMBURSEMENT AND OTHER PAYMENTS BY THE LENDERS. The obligation of each Lender to reimburse the LC Issuer shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this

      Agreement, under all circumstances whatsoever, including without limitation the following circumstances:

                        (i) any lack of validity or enforceability of any Letter
            of Credit or any related document;

                        (ii) any amendment or waiver of or any consent to
            departure from any Letter of Credit or any related document;

                        (iii) the existence of any claim, set-off, defense or
            other right which such Lender may have at any time against the beneficiary of any Letter of Credit (or any Person or entity for whom such beneficiary may be acting), the Company, any Subsidiary of the Company, the Agent, the LC Issuer, any Lender or any other Person or entity, whether in connection with this Agreement, any other Financing Document or any unrelated transaction, provided that nothing herein shall prevent the assertion of any such claim by separate suit or compulsory counterclaim;

                        (iv) any statement or any other document presented under
            any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect whatsoever;

                        (v) payment by the LC Issuer under any Letter of Credit
            against presentation of a draft or document which does not comply with the terms of such Letter of Credit;

                        (vi) any affiliation between the LC Issuer and any other
            Person; or

                        (vii) to the extent permitted under applicable law, any
            other circumstance or happening whatsoever, whether or not similar to any of the foregoing.

      (h) Subject to the terms and conditions of this Amendment, the preamble to
Section 4.03 of the Credit Agreement and subsections (a) and (b) thereof are amended to read as follows:

                  SECTION 4.03. CONDITIONS TO EACH LOAN. The obligation of any Lender to make a Loan on the occasion of any borrowing thereof (including on the Closing Date) or to purchase a participation in any Letter of Credit, and of the LC Issuer to issue any Letter of Credit, is subject to the satisfaction of the following additional conditions:

            (a) receipt by the Agent of a Notice of Revolving Credit Loan in accordance with Section 3.04 or of Letter of Credit Request in accordance with Section 3.10, as applicable;

            (b) the fact that, immediately before and after such borrowing or the issuance of such Letter of Credit, (i) no Default shall have occurred and be continuing, (ii) the aggregate outstanding principal amount of the Revolving Credit Loans PLUS the amount of Letter of Credit Obligations will not exceed the aggregate amount of the Revolving Credit Commitments and (iii) the aggregate outstanding principal amount of Working Capital Loans will not exceed the Working Capital Availability.

      (i) Subject to the terms and conditions of this Amendment, Section 6.07 of the Credit Agreement is amended to read as follows:

            SECTION 6.07. USE OF PROCEEDS. The proceeds of the Term Loan shall be used by the Company solely to refinance the existing indebtedness of the Company on the Closing Date. The proceeds of Working Capital Loans shall be used by the Company solely for the working capital needs of the Company and its Subsidiaries. The proceeds of Acquisition Loans shall be used by the Company solely to fund Acquisitions consented to by the Agent and the Required Lenders in their sole good faith discretion. The proceeds of any Letter of Credit shall be used solely for the working capital needs of the Company and its Subsidiaries. None of the proceeds of any Loan will be used in violation of any applicable law or regulation.

      (j) Subject to the terms and conditions of this Amendment, Article VIII is amended by adding the following new Section 8.02 thereto:

            SECTION 8.02. CASH COLLATERAL. If any Event of Default specified in clause (g) or (h) of Section 8.01 with respect to the Company shall have occurred and be continuing or the Loans shall have otherwise been accelerated pursuant to Section 8.01, then without any request or the taking of any other action by the Agent or any of the Lenders, the Company shall be obligated forthwith to deposit into an account established pursuant to lockbox arrangements satisfactory to the Agent in its sole discretion an amount in immediately available funds equal to the then aggregate amount available for drawings (regardless of whether any conditions to any such drawing can then be met) under the Letters of Credit then outstanding.

      (k) Subject to the terms and conditions of this Amendment, Section 9.01 of the Credit Agreement is amended by adding the following new subsection (c) thereto:

                  (c) LETTER OF CREDIT FEE. The Company agrees to pay to each Lender a letter of credit fee with respect to each Letter of Credit, computed for each day from and including the date of issuance of such Letter of Credit to but excluding the date that is two Business Days after the last day a drawing is available under such Letter of Credit, at a rate of 3.75% per annum on its Proportionate Share of the sum of (i) the aggregate amount of the Letter of Credit that is undrawn but available for drawing from time to time (whether or not any conditions to drawing can then be met) PLUS (ii) the aggregate unreimbursed amount payable to the LC Issuer in respect of previous drawings thereunder; PROVIDED that to the extent such Letter of Credit is not drawn on or before the last day a drawing is available under such Letter of Credit, such letter of credit fee shall cease to accrue on such last day. Such fee for each Letter of Credit shall be payable in arrears on each Quarterly Date prior to the date on which such Letter of Credit is terminated and on the date of such termination.

      (l) Subject to the terms and conditions of this Amendment, Section 9.02(a) of the Credit Agreement is amended by inserting in such Section the words ", letter of credit fees pursuant to Section 9.01(c)" immediately following the words "Commitment fees pursuant to Section 9.01(b)".

      (m) Subject to the terms and conditions of this Amendment, Section 9.02(b) of the Credit Agreement is amended by inserting in the second line thereof the words ", the fees payable on the Letters of Credit" immediately following the words "the interest rate applicable to the Loans".

      (n) Subject to the terms and conditions of this Amendment, the first four lines of Section 9.05 of the Credit Agreement beginning with "Whether or not" and ending with "(collectively called the "Indemnities")" are amended to read as follows:

                  Whether or not the transactions contemplated hereby shall be consummated, the Company agrees to indemnify, pay and hold harmless the Agent, the LC Issuer, each Lender and any subsequent holder of any of the Notes, Warrants, Warrant Shares or Letter of Credit Obligations, and the officers, directors, employees and agents of the Agent, the LC Issuer, each Lender and such holders (collectively called the "Indemnitees")

      (o) Subject to the terms and conditions of this Amendment, Section 9.06 of the Credit Agreement is amended to read as follows:

            SECTION 9.06. TAXES. The Company agrees to pay all governmental assessments, charges or taxes (except income or other similar taxes imposed on any Lender or any holder of a Note), including any interest or penalties thereon, at any time payable or ruled to be payable in respect of the existence, execution or delivery of this Agreement, the other Financing Documents, or the issuance of the Notes or the Letters of Credit, and to indemnify and hold each Lender, the LC Issuer and each and every holder of the Notes, Letter of Credit Obligations, Warrants or Warrant Shares harmless against liability in connection with any such assessments, charges or taxes.

      (p) Subject to the terms and conditions of this Amendment, the Credit Agreement is further amended by incorporating therein the EXHIBIT N attached hereto.

      2. REPRESENTATIONS AND WARRANTIES. Each of the Company and the Holding Company hereby represents and warrants to the Agent and the Lenders that (a) this Amendment has been duly authorized, executed and delivered by the Company and the Holding Company, (b) no Default or Event of Default has occurred and is continuing as of this date, and (c) all of the representations and warranties made by each of the Company and the Holding Company in the Credit Agreement are true and correct in all material respects on and as of the date of this Amendment (except to the extent that any such representations or warranties expressly referred to a specific prior date). Any breach by the Company or the Holding Company of its representations and warranties contained in this Section 2 shall be an Event of Default for all purposes of the Credit Agreement.

      3. RATIFICATION. Each of the Company and the Holding Company hereby ratifies and reaffirms each and every term, covenant and condition set forth in the Credit Agreement and all other documents delivered by each of the Company and the Holding Company in connection therewith (including without limitation the other Financing Documents to which each of the Company and the Holding Company is a party), effective as of the date hereof.

      4. ESTOPPEL. To induce the Agent and the Lenders to enter into this Amendment, the Company hereby acknowledges and agrees that, as of the date hereof, there exists no right of offset, defense or counterclaim in favor of the Company as against the Agent or any Lender with respect to the obligations of the Company to any of such parties under the Credit Agreement or the other Financing Documents, either with or without giving effect to this Amendment.

      5. CONDITIONS TO EFFECTIVENESS. This Amendment shall become effective, upon the Effective Date, subject to the satisfaction of the following conditions on or prior to such date:

            (a) the receipt by the Agent of this Amendment, duly executed, completed and delivered by the Agent, the Lenders, the Company and the Holding Company;

            (b) the receipt by the Agent of an opinion of counsel for the Company, the Holding Company and the Subsidiaries, covering such matters relating to the transactions contemplated hereby as the Agent may reasonably request;

            (c) receipt by the Agent of the fees and expenses due to its counsel from the Company, which amount will be $____________; and

            (d) the receipt by the Agent of such other documents, certificates, lien searches, instruments and opinions of counsel as the Agent may reasonably request.

      6. REIMBURSEMENT OF EXPENSES. The Company hereby agrees that it shall reimburse the Agent and the Lenders on demand for all costs and expenses (including without limitation attorney's fees) incurred by such parties in connection with the negotiation, documentation and consummation of this Amendment and the other documents executed in connection herewith and therewith and the transactions contemplated hereby and thereby.

      7. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA FOR CONTRACTS TO BE PERFORMED ENTIRELY WITHIN SAID STATE.

      8. SEVERABILITY OF PROVISIONS. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction. To the extent permitted by Applicable Law, the Company hereby waives any provision of law that renders any provision hereof prohibited or unenforceable in any respect.

      9. COUNTERPARTS. This Amendment may be executed in any number of counterparts, all of which shall be deemed to constitute but one original and shall be binding upon all parties, their successors and permitted assigns.

      10. ENTIRE AGREEMENT. The Credit Agreement as amended by this Agreement embodies the entire agreement between the parties hereto relating to the subject matter hereof and supersedes all prior agreements, representations and understandings, if any, relating to the subject matter hereof.

      IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed by their respective officers thereunto duly authorized, as of the date first above written.


                                          COMPANY:


                                          PSYCH SYSTEMS HOLDINGS, INC.



                                          By: /s/ Kenneth Kessler
                                             ---------------------------------
                                             Name: Kenneth A. Kessler, MD
                                                  ----------------------------
                                             Title: President & CEO
                                                   ---------------------------



                                          HOLDING COMPANY:


                                          AMERICAN PSYCH SYSTEMS
                                          HOLDINGS, INC.



                                          By: /s/ Kenneth Kessler
                                             ---------------------------------
                                             Name: Kenneth A. Kessler, MD
                                                  ----------------------------
                                             Title: President & CEO
                                                   ---------------------------



                                          LENDER AND AGENT:


                                          BANC OF AMERICA COMMERCIAL
                                          FINANCE CORPORATION



                                          By: /s/ Ronald S. Cohn
                                             ---------------------------------
                                             Name: Ronald S. Cohn
                                                  ----------------------------
                                             Title: Authorized Signatory
                                                   ---------------------------

                                 ACKNOWLEDGMENT

      The undersigned Credit Parties hereby acknowledge and consent to, and agree to the terms of, the foregoing First Amendment to Credit Agreement, and ratify and confirm their respective obligations under the Financing Documents.

      As of the ___ day of August, 1999.

                                          AMERICAN PSYCH SYSTEMS, INC.


                                          By: /s/ Kenneth Kessler
                                             ---------------------------------
                                               Name: Kenneth A. Kessler, MD
                                                    --------------------------
                                               Title: President & CEO
                                                     -------------------------


                                          CHS MANAGED SERVICES, INC.


                                          By: /s/ Kenneth Kessler
                                             ---------------------------------
                                               Name: Kenneth A. Kessler, MD
                                                    --------------------------
                                               Title: President & CEO
                                                     -------------------------


                                          CH/ECP SYSTEMS, INC.


                                          By: /s/ Kenneth Kessler
                                             ---------------------------------
                                               Name: Kenneth A. Kessler, MD
                                                    --------------------------
                                               Title: President & CEO
                                                     -------------------------


                                          METROPOLITAN IPA, INC.


                                          By: /s/ Kenneth Kessler
                                             ---------------------------------
                                               Name: Kenneth A. Kessler, MD
                                                    --------------------------
                                               Title: President & CEO
                                                     -------------------------


                                          NEW YORK PSYCH SYSTEMS, INC.


                                          By: /s/ Kenneth Kessler
                                             ---------------------------------
                                               Name: Kenneth A. Kessler, MD
                                                    --------------------------
                                               Title: President & CEO
                                                     -------------------------

                                          NEW YORK PSYCH SYSTEMS, L.P.

                                          By: NEW YORK PSYCH SYSTEMS, INC.,
                                              its General Partner


                                          By: /s/ Kenneth Kessler
                                             ---------------------------------
                                               Name: Kenneth A. Kessler, MD
                                                    --------------------------
                                               Title: President & CEO
                                                     -------------------------


                                          PSYCH SYSTEMS IPA, INC.


                                          By: /s/ Kenneth Kessler
                                             ---------------------------------
                                               Name: Kenneth A. Kessler, MD
                                                    --------------------------
                                               Title: President & CEO
                                                     -------------------------


                                          PSYCH SYSTEMS PPO, INC.


                                          By: /s/ Kenneth Kessler
                                             ---------------------------------
                                               Name: Kenneth A. Kessler, MD
                                                    --------------------------
                                               Title: President & CEO
                                                     -------------------------


                                          PSYCH SYSTEMS OF LONG
                                          ISLAND, INC.


                                          By: /s/ Kenneth Kessler
                                             ---------------------------------
                                               Name: Kenneth A. Kessler, MD
                                                    --------------------------
                                               Title: President & CEO
                                                     -------------------------


                                          SUFFOLK PSYCH SYSTEMS, L.P.

                                          By:  NEW YORK PSYCH SYSTEMS, INC.,
                                               its General Partner


                                          By: /s/ Kenneth Kessler
                                             ---------------------------------
                                               Name: Kenneth A. Kessler, MD
                                                    --------------------------
                                               Title: President & CEO
                                                     -------------------------

                                          PSYCH SYSTEMS OF
                                          WESTCHESTER, INC.


                                          By: /s/ Kenneth Kessler
                                             ---------------------------------
                                               Name: Kenneth A. Kessler, MD
                                                    --------------------------
                                               Title: President & CEO
                                                     -------------------------


                                          WESTCHESTER PSYCH SYSTEMS, L.P.

                                          By:  NEW YORK PSYCH SYSTEMS, INC.,
                                               its General Partner


                                          By: /s/ Kenneth Kessler
                                             ---------------------------------
                                               Name: Kenneth A. Kessler, MD
                                                    --------------------------
                                               Title: President & CEO
                                                     -------------------------


                                          MANHATTAN PSYCH SYSTEMS, L.P.

                                          By:  NEW YORK PSYCH SYSTEMS, INC.,
                                               its General Partner


                                          By: /s/ Kenneth Kessler
                                             ---------------------------------
                                               Name: Kenneth A. Kessler, MD
                                                    --------------------------
                                               Title: President & CEO
                                                     -------------------------


                                          PSYCH SYSTEMS OF
                                          MANHATTAN, INC.


                                          By: /s/ Kenneth Kessler
                                             ---------------------------------
                                               Name: Kenneth A. Kessler, MD
                                                    --------------------------
                                               Title: President & CEO
                                                     -------------------------


                                          AMERICAN PSYCH SYSTEMS OF TEXAS,
                                          INC.


                                          By: /s/ Kenneth Kessler
                                             ---------------------------------
                                               Name: Kenneth A. Kessler, MD
                                                    --------------------------
                                               Title: President & CEO
                                                     -------------------------